UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 10, 2010

KH FUNDING COMPANY
(Exact name of registrant as specified in its charter)

Maryland	333-106501	52-1886133
(State or other jurisdiction of	(Commission file number)	(IRS Employer
incorporation or organization)		Identification No.)

10801 Lockwood Drive, Suite 370, Silver Spring, Maryland 20901
(Address of principal executive offices) (Zip Code)

(301) 592-8100
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01.	Entry into a Material Definitive Agreement.

On March 10, 2010, KH Funding Company (the “Company”) and Wells Fargo Bank, National Association (“Wells Fargo”), as trustee under the Company’s Indenture dated as of August 2, 2004, entered into a Deposit Control Agreement (the “Control Agreement”) with Sandy Spring Bank (the “Bank”) in respect of the Company’s account at the Bank (the “Account”).  Similar to the Company’s existing Deposit Account Control Agreements, the Control Agreement grants a security interest in the Account to Wells Fargo for the benefit of the holders of the Company’s Series 3 Senior Secured Investment Debt Securities (the “Series 3 Notes”) and the Series 4 Subordinated Unsecured Investment Debt Securities (the “Series 4 Notes” and, together with the Series 3 Notes, the “Notes”) issued under the Indenture and authorizes Wells Fargo to exercise exclusive control over the Account.  A copy of the Control Agreement is filed herewith as Exhibit 10.1.

Item 3.03.	Material Modification to Rights of Security Holders.

           On March 26, 2010, the Company and Wells Fargo entered into a Third Supplemental Indenture to provide for multiple trustees, a copy of which is filed herewith as Exhibit 4.1.  The supplement amends Section 7.8 of the Indenture by permitting a trustee to resign at any time with respect to a particular series of Notes.  In the event of a resignation, the Company must promptly appoint a successor trustee with respect to the affected series.  If a successor is not appointed within 30 days of the resignation, the Company or the holders of at least 10% in principal amount of the then outstanding Notes of that series may petition a court, at the expense of the Company, to appoint a successor trustee.

           The purpose of the Third Supplemental Indenture is to eliminate any potential conflicts of interest that Wells Fargo may have as between the holders of the Series 3 Notes and the holders of the Series 4 Notes given the previously-announced acceleration of the Notes.  The parties contemplate that, once an acceptable successor trustee is identified, Wells Fargo will resign as trustee with respect to the Series 4 Notes and that the successor trustee will be appointed for that series.

Item 8.01.	Other Events.

On March 12, 2010, the Company was notified that, pursuant to the terms of the Control Agreement, Wells Fargo had delivered notice to the Bank that it was exercising exclusive control over the Account.  As a consequence, the Company may now use funds in the Account only to the extent approved by Wells Fargo.  The Account is the Company’s primary operating account.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits

The exhibits filed with this report are listed in the Exhibit Index that immediately follows the signature page of this report, which Exhibit Index is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KH FUNDING COMPANY

Dated: March 29, 2010	By:	/s/ Robert L. Harris
Robert L. Harris
President

EXHIBIT INDEX

Exhibit Number	Description

4.1	Third Supplemental Indenture dated as of March 26, 2010 between KH Funding Company and Wells Fargo Bank, National Association (filed herewith)

10.1	Deposit Account Control Agreement dated as of March 10, 2010 among Wells Fargo Bank, National Association, KH Funding Company and Sandy Spring Bank (filed herewith).